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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   _________

                                   FORM 8-K



                                CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

                      DATE OF REPORT   MARCH 5, 2002


                       CAP ROCK ENERGY CORPORATION
         (Exact Name of Registrant as Specified in Its Charter)


             TEXAS                       0-32667                75-2794300
(State or Other Jurisdiction of         Commission            (I.R.S Employer
Incorporation or Organization)          File Number         Identification No.)

500 West Wall Street, Suite 400, Midland, Texas                    79701
    (Address of Principal Executive Offices)                    (Zip Code)

                                   _________

                                 (915) 683-5422
              (Registrant's Telephone Number, Including Area Code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5. OTHER EVENTS

        On March 5, 2002, the common stock of the Company was approved for listing on the American Stock Exchange. The first day for the 1,302,355 shares of stock to be listed on the Exchange will be March 14, 2002. The ticker symbol is RKE.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired:  Not Applicable.
        (b) Pro forma financial information:  Not Applicable.
        (c) Exhibits:  Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

        Not Applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAP ROCK ENERGY CORPPORATION
                                                 Registrant


                                        By:  /s/ Lee D. Atkins
March 8, 2002                           ------------------------------------
                                        Lee D. Atkins
                                        Senior Vice President and
                                        Chief Financial Officer